Exhibit 99.2

February 02, 2011

FOURTH QUARTER 2010

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
December 31, 2010

Symetra Financial Corporation
4Q 2010 Financial Supplement
Financial Highlights
(In millions, except per share and metric or percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Net income	$62.2	$56.6	$35.8	$46.3	$32.1	$200.9	$128.3

Net income per common share [1]
Basic	$0.45	$0.41	$0.26	$0.35	$0.29	$1.48	$1.15
Diluted	$0.45	$0.41	$0.26	$0.35	$0.29	$1.48	$1.15

Weighted-average common shares outstanding:
Basic	137.174	137.140	137.019	131.018	111.622	135.609	111.622
Diluted	137.179	137.145	137.038	131.038	111.634	135.618	111.626

Non-GAAP Financial Measures [2]
Adjusted operating income	$48.0	$43.8	$41.5	$41.9	$32.7	$175.2	$147.9

Adjusted operating income per common share [1]:
Basic	$0.35	$0.32	$0.30	$0.32	$0.29	$1.29	$1.32
Diluted	$0.35	$0.32	$0.30	$0.32	$0.29	$1.29	$1.32

	As of
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
Consolidated Balance Sheet Data
Total investments	$23,500.2	$23,400.5	$22,356.4	$21,072.2	$20,181.0

Total assets	25,636.9	25,302.3	24,349.2	23,361.6	22,435.4

Notes payable	449.0	449.0	449.0	448.9	448.9

Accumulated other comprehensive income (loss) (net of taxes) (AOCI)	432.5	819.4	501.1	159.5	(49.7)

Total stockholders’ equity	2,380.6	2,711.3	2,342.8	1,971.7	1,433.3

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,752.3	$1,727.3	$1,707.1	$1,666.8	$1,415.4
Asset valuation reserve (AVR)	185.1	159.8	133.8	135.6	120.5

Statutory book value	$1,937.4	$1,887.1	$1,840.9	$1,802.4	$1,535.9

Basic common shares outstanding, end of period (page 15)	118.216	118.171	118.175	118.086	92.729

Book value per common share	$17.35	$19.77	$17.08	$14.39	$12.83

Debt to capital ratio	15.9%	14.2%	16.1%	18.5%	23.8%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$1,948.1	$1,891.9	$1,841.7	$1,812.2	$1,483.0
Adjusted book value per common share :
Adjusted book value per common share [3]	$16.48	$16.01	$15.58	$15.35	$15.99
Adjusted book value per common share, as converted [4]	$15.79	$15.38	$15.02	$14.81	$15.23
Statutory book value per common share [5]	$16.39	$15.97	$15.58	$15.26	$16.56

Debt to capital ratio, excluding AOCI [6]	18.7%	19.2%	19.6%	19.9%	23.2%

	For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
ROE	9.3%	8.6%	9.9%	14.5%	15.4%

Non-GAAP Financial Measure [2]
Operating ROAE [7]	9.8%	9.4%	9.6%	10.5%	10.5%

[1] Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

[2] Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value and the corresponding per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 15, and 16, respectively.

[3] Adjusted book value per common share is calculated based on adjusted book value, divided by outstanding common shares.

[4] Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares, plus shares subject to outstanding warrants.

[5] Statutory book value per common share is calculated based on statutory book value divided by outstanding common shares.

[6] Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.

[7] Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Revenues:
Premiums [1]	$118.3	$120.2	$115.5	$119.0	$117.2	$473.0	$470.1
Net investment income	311.0	304.4	297.1	286.9	284.2	1,199.4	1,113.6
Policy fees, contract charges and other [1]	43.1	40.9	41.8	40.5	39.4	166.3	159.9
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(23.1)	(9.6)	(2.7)	(17.9)	(23.3)	(53.3)	(191.2)
Less: portion of losses recognized in other comprehensive income	16.9	6.1	1.2	8.2	10.5	32.4	104.7

Net impairment losses recognized in earnings	(6.2)	(3.5)	(1.5)	(9.7)	(12.8)	(20.9)	(86.5)
Other net realized investment gains (losses)	29.2	23.5	(8.5)	16.5	12.5	60.7	57.2

Total net realized investment gains (losses)	23.0	20.0	(10.0)	6.8	(0.3)	39.8	(29.3)

Total revenues	495.4	485.5	444.4	453.2	440.5	1,878.5	1,714.3

Benefits and expenses:
Policyholder benefits and claims	80.2	85.4	83.3	86.2	88.4	335.1	350.5
Interest credited	231.7	227.8	221.5	218.5	217.6	899.5	846.8
Other underwriting and operating expenses	69.8	63.1	64.2	59.6	66.0	256.7	252.7
Interest expense	8.0	8.0	7.9	8.0	8.0	31.9	31.8
Amortization of deferred policy acquisition costs	15.8	18.0	17.0	15.4	15.0	66.2	51.4

Total benefits and expenses	405.5	402.3	393.9	387.7	395.0	1,589.4	1,533.2

Income from operations before income taxes	89.9	83.2	50.5	65.5	45.5	289.1	181.1
Provision (benefit) for income taxes:
Current	11.6	18.8	17.4	9.9	10.9	57.7	6.7
Deferred	16.1	7.8	(2.7)	9.3	2.5	30.5	46.1

Total provision for income taxes	27.7	26.6	14.7	19.2	13.4	88.2	52.8

Net income	$62.2	$56.6	$35.8	$46.3	$32.1	$200.9	$128.3

Net income per common share[2]:
Basic	$0.45	$0.41	$0.26	$0.35	$0.29	$1.48	$1.15
Diluted	$0.45	$0.41	$0.26	$0.35	$0.29	$1.48	$1.15

Weighted-average number of common shares outstanding:
Basic	137.174	137.140	137.019	131.018	111.622	135.609	111.622
Diluted	137.179	137.145	137.038	131.038	111.634	135.618	111.626

Cash dividends declared per common share	$0.05	$0.05	$0.05	$—	$—	$0.15	$—

Non-GAAP Financial Measures:
Adjusted operating income	$48.0	$43.8	$41.5	$41.9	$32.7	$175.2	$147.9

Adjusted operating income per common share[2]:
Basic	$0.35	$0.32	$0.30	$0.32	$0.29	$1.29	$1.32
Diluted	$0.35	$0.32	$0.30	$0.32	$0.29	$1.29	$1.32

Weighted-average number of common shares outstanding:
Basic	137.174	137.140	137.019	131.018	111.622	135.609	111.622
Diluted	137.179	137.145	137.038	131.038	111.634	135.618	111.626

Reconciliation to net income:
Net income	$62.2	$56.6	$35.8	$46.3	$32.1	$200.9	$128.3
Less: Net realized investment gains (losses) (net of taxes)	15.0	13.0	(6.6)	4.5	(0.2)	25.9	(19.1)
Add: Net investment gains (losses) on FIA options (net of taxes)	0.8	0.2	(0.9)	0.1	0.4	0.2	0.5

Adjusted operating income	$48.0	$43.8	$41.5	$41.9	$32.7	$175.2	$147.9

1 Effective January 1, 2010, cost of insurance charges are reported in policy fees, contract charges and other instead of premiums with no impact to total revenues. All prior periods have been reclassified to conform to this presentation.
2 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$21,281.8	$21,450.1	$20,612.2	$19,390.6	$18,594.3
Marketable equity securities, at fair value	45.1	45.4	43.9	37.6	36.7
Trading securities:
Marketable equity securities, at fair value	189.3	158.8	141.0	151.0	154.1
Mortgage loans, net	1,713.0	1,493.4	1,338.1	1,225.9	1,199.6
Policy loans	71.5	71.7	72.3	73.4	73.9
Short-term investments	2.5	2.7	2.7	54.0	2.1
Investments in limited partnerships	186.9	169.1	136.9	130.6	110.2
Other invested assets	10.1	9.3	9.3	9.1	10.1

Total investments	23,500.2	23,400.5	22,356.4	21,072.2	20,181.0

Cash and cash equivalents	274.6	197.2	322.7	389.3	257.8
Accrued investment income	257.6	257.5	251.6	247.5	237.2
Accounts receivable and other receivables	65.6	89.0	81.9	97.1	70.1
Reinsurance recoverables	280.8	284.8	277.3	277.9	276.6
Deferred policy acquisition costs	250.0	160.9	199.0	227.5	250.4
Goodwill	28.4	27.8	27.3	26.8	26.3
Current income tax recoverable	3.0	—	—	19.6	20.2
Deferred income tax assets, net	—	—	—	69.1	191.2
Other assets	95.0	58.4	74.0	80.5	84.5
Separate account assets	881.7	826.2	759.0	854.1	840.1

Total assets	$25,636.9	$25,302.3	$24,349.2	$23,361.6	$22,435.4

Liabilities and stockholders’ equity
Funds held under deposit contracts	$20,953.3	$20,107.9	$19,825.7	$19,222.9	$18,816.7
Future policy benefits	398.4	397.6	397.0	395.8	394.9
Policy and contract claims	116.6	126.1	120.7	120.6	125.6
Unearned premiums	12.2	12.8	14.0	14.5	12.1
Other policyholders’ funds	111.0	109.1	99.5	108.6	113.8
Notes payable	449.0	449.0	449.0	448.9	448.9
Current income tax payable	—	2.9	2.1	—	—
Deferred income tax liabilities, net	99.0	291.1	112.0	—	—
Other liabilities	235.1	268.3	227.4	224.5	250.0
Separate account liabilities	881.7	826.2	759.0	854.1	840.1

Total liabilities	23,256.3	22,591.0	22,006.4	21,389.9	21,002.1

Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	0.9
Additional paid-in-capital	1,450.2	1,449.3	1,449.5	1,448.3	1,165.7
Retained earnings	496.7	441.4	391.6	362.7	316.4
Treasury stock		—	(0.6)	—	—
Accumulated other comprehensive income (loss), net of taxes	432.5	819.4	501.1	159.5	(49.7)

Total stockholders’ equity	2,380.6	2,711.3	2,342.8	1,971.7	1,433.3

Total liabilities and stockholders’ equity	$25,636.9	$25,302.3	$24,349.2	$23,361.6	$22,435.4

Symetra Financial Corporation
4Q 2010 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Group Divison	$116.4	$117.3	$113.6	$116.3	$114.8	$463.6	$464.9
Retirement Division:
Deferred Annuities	127.0	124.0	118.8	112.7	111.2	482.5	405.6
Income Annuities	108.7	105.7	104.9	104.2	104.4	423.5	422.9
Life Division	108.8	107.4	107.8	105.4	105.9	429.4	419.8
Other	12.7	11.4	8.0	7.9	5.1	40.0	31.2

Total	$473.6	$465.8	$453.1	$446.5	$441.4	$1,839.0	$1,744.4

Segment pre-tax adjusted operating income (loss):
Group Divison	$21.0	$16.7	$18.2	$15.7	$10.7	$71.6	$55.4
Retirement Division:
Deferred Annuities	20.9	22.5	20.6	17.3	17.3	81.3	58.6
Income Annuities	10.9	9.5	6.4	6.4	9.4	33.2	42.4
Life Division	17.3	15.3	19.0	23.3	14.7	74.9	66.3
Other	(2.0)	(0.5)	(5.0)	(3.9)	(5.7)	(11.4)	(11.5)

Total	$68.1	$63.5	$59.2	$58.8	$46.4	$249.6	$211.2

Symetra Financial Corporation
4Q 2010 Financial Supplement
Group Division
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Premiums	$108.7	$109.9	$105.8	$108.8	$108.1	$433.2	$432.2
Net investment income	4.6	4.7	4.8	4.6	4.5	18.7	17.8
Policy fees, contract charges and other	3.1	2.7	3.0	2.9	2.2	11.7	14.9

Total operating revenues	116.4	117.3	113.6	116.3	114.8	463.6	464.9

Benefits and expenses:
Policyholder benefits and claims	65.8	73.1	67.4	75.0	75.5	281.3	295.4
Other underwriting and operating expenses	27.5	25.4	26.0	23.7	26.5	102.6	106.2
Amortization of deferred policy acquisition costs	2.1	2.1	2.0	1.9	2.1	8.1	7.9

Total benefits and expenses	95.4	100.6	95.4	100.6	104.1	392.0	409.5

Segment pre-tax adjusted operating income	$21.0	$16.7	$18.2	$15.7	$10.7	$71.6	$55.4

Operating Metrics:
Group loss ratio [1,6]	60.5%	66.5%	63.8%	68.9%	69.9%	64.9%	68.3%
Expense ratio [2]	26.5%	24.0%	25.4%	23.1%	25.6%	24.7%	24.5%

Combined ratio [3]	87.0%	90.5%	89.2%	92.0%	95.5%	89.6%	92.8%

Medical stop-loss — loss ratio [4,6]	62.3%	68.7%	65.4%	70.1%	71.3%	66.6%	69.8%
Total sales [5]	$15.1	$18.4	$20.6	$41.4	$13.4	$95.5	$91.3

Premiums:
Medical stop-loss	$96.8	$98.1	$94.6	$97.6	$97.9	$387.1	$391.4
Limited benefit medical	9.5	9.1	8.5	8.0	7.7	35.1	30.5
Other	2.4	2.7	2.7	3.2	2.5	11.0	10.3

Total premiums earned	$108.7	$109.9	$105.8	$108.8	$108.1	$433.2	$432.2

5 Year Historical Group Loss Ratio [1]:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%
2006	71.3%	61.1%	57.8%	47.1%	59.6%
2005	71.1%	70.5%	66.7%	61.3%	67.5%
1 Group loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations and amortization of DAC divided by premiums earned.
3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incured divided by medical stop-loss premiums earned.
5 Total sales represents annualized first-year premiums.
6 The third quarter 2010 results included one large case with a loss ratio in excess of 95%. This case terminated in fourth quarter 2010. Without this case, the third quarter 2010 group loss ratio would have been 65.3% and the medical stop-loss — loss ratio would have been 67.5%.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Retirement Division — Deferred Annuities
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Net investment income	$120.8	$119.0	$115.3	$107.8	$106.2	$462.9	$388.0
Policy fees, contract charges and other	5.0	4.7	4.8	4.8	4.4	19.3	16.8
Net investment gains (losses) on FIA options	1.2	0.3	(1.3)	0.1	0.6	0.3	0.8

Total operating revenues	127.0	124.0	118.8	112.7	111.2	482.5	405.6

Benefits and expenses:
Policyholder benefits and claims	(0.1)	(0.5)	0.6	0.1	—	0.1	(2.2)
Interest credited	79.0	75.7	70.4	68.5	69.7	293.6	256.9
Other underwriting and operating expenses	14.9	13.0	13.6	13.6	14.6	55.1	55.9
Amortization of deferred policy acquisition costs	12.3	13.3	13.6	13.2	9.6	52.4	36.4

Total benefits and expenses	106.1	101.5	98.2	95.4	93.9	401.2	347.0

Segment pre-tax adjusted operating income	$20.9	$22.5	$20.6	$17.3	$17.3	$81.3	$58.6

Operating Metrics:
Account values — fixed annuities	$9,243.7	$8,805.6	$8,574.0	$8,005.4	$7,655.7	$9,243.7	$7,655.7
Account values — variable annuities	791.1	742.6	682.3	768.0	755.7	791.1	755.7
Interest spread on average account values[1]	1.81%	1.85%	1.97%	1.86%	1.83%	1.87%	1.81%
Total sales[2]	$522.9	$286.4	$623.9	$377.5	$261.9	$1,810.7	$2,228.4

[1] Interest spread is the difference between net investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder fixed account values within the segment. Interest credited is subject to contractual terms, including minimum guarantees.
[2] Total sales represent deposits for new policies.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Retirement Division — Income Annuities
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Net investment income	$108.4	$105.6	$104.7	$104.0	$104.3	$422.7	$422.4
Policy fees, contract charges and other	0.3	0.1	0.2	0.2	0.1	0.8	0.5

Total operating revenues	108.7	105.7	104.9	104.2	104.4	423.5	422.9

Benefits and expenses:
Interest credited	91.3	90.1	92.9	92.0	89.2	366.3	357.9
Other underwriting and operating expenses	6.0	5.5	5.2	5.3	5.4	22.0	21.0
Amortization of deferred policy acquisition costs	0.5	0.6	0.4	0.5	0.4	2.0	1.6

Total benefits and expenses	97.8	96.2	98.5	97.8	95.0	390.3	380.5

Segment pre-tax adjusted operating income	$10.9	$9.5	$6.4	$6.4	$9.4	$33.2	$42.4

Operating Metrics:
Reserves [1]	$6,676.8	$6,676.8	$6,716.8	$6,726.7	$6,726.3	$6,676.8	$6,726.3
Interest spread on reserves [2]	0.79%	0.59%	0.49%	0.41%	0.43%	0.57%	0.53%
MBS prepayment speed adjustment [3]	$3.2	$0.1	$(0.1)	$(0.2)	$(0.1)	$3.0	$2.4
Mortality gains (losses) [4]	(0.6)	(0.1)	(1.8)	(0.1)	1.3	(2.6)	5.1
Total sales [5]	67.9	58.0	67.8	66.3	83.8	260.0	251.8
5 Year Historical Mortality Gains (Losses)3:

					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2009	$4.3	$(0.5)	$—	$1.3	$5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	—	(0.9)	(1.1)	(0.1)
2006	0.2	2.4	1.3	2.4	6.3
2005	0.7	(0.3)	(2.0)	2.4	0.8

[1] Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

[2] Interest spread is the difference between net investment yield earned and the credited interest rate on policyholder reserves. The investment yield is the approximate yield on invested assets, excluding equities, in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder reserves within the segment and excludes the gains and losses from funding services and mortality. The 2010 fourth quarter and year-to-date interest spread increased 0.19% and 0.05%, respectively, due to the favorable MBS prepayment speed adjustment.

[3] MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

[4] Mortality gains (losses) represents the difference between actual and expected reserves released on death of a life contingent annuity.

[5] Total sales represent deposits for new policies.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Life Division
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Premiums [1]	$9.6	$10.3	$9.7	$10.2	$9.1	$39.8	$37.9
Net investment income	69.4	67.5	68.3	66.1	67.2	271.3	265.2
Policy fees, contract charges and other [1]	29.8	29.6	29.8	29.1	29.6	118.3	116.7

Total operating revenues	108.8	107.4	107.8	105.4	105.9	429.4	419.8

Benefits and expenses:
Policyholder benefits and claims	14.5	12.8	15.3	11.1	12.9	53.7	57.3
Interest credited	62.0	63.1	59.1	58.5	59.6	242.7	235.3
Other underwriting and operating expenses	14.1	14.2	13.4	12.7	15.8	54.4	55.4
Amortization of deferred policy acquisition costs	0.9	2.0	1.0	(0.2)	2.9	3.7	5.5

Total benefits and expenses	91.5	92.1	88.8	82.1	91.2	354.5	353.5

Segment pre-tax adjusted operating income	$17.3	$15.3	$19.0	$23.3	$14.7	$74.9	$66.3

Operating Metrics:
Insurance in force (direct)[2]	$50,679.0	$49,792.9	$49,912.3	$50,056.5	$50,030.3	$50,679.0	$50,030.3
Claims, excluding BOLI[3]	11.3	12.0	13.5	13.9	12.6	50.7	53.5
BOLI account value[4]	$4,365.4	$3,969.7	$3,886.0	$3,853.2	$3,789.1	$4,365.4	$3,789.1
UL account value[4]	607.0	596.9	588.9	585.3	583.8	607.0	583.8
PGAAP reserve balance[5]	27.9	30.0	32.4	34.5	36.7	27.9	36.7
BOLI ROA[6]	0.92%	0.92%	1.28%	1.08%	0.65%	1.03%	1.08%
UL interest spread[7]	1.54%	1.57%	1.59%	1.37%	1.11%	1.50%	1.20%
Total sales, excluding BOLI[8]	$2.4	$2.6	$2.4	$2.8	$2.7	$10.2	$10.5
BOLI sales[9]	35.9	7.5	-	2.7	-	46.1	2.5

[1] Effective January 1, 2010, cost of insurance charges are reported in policy fees, contract charges and other instead of premiums with no impact to total revenues. All prior periods have been reclassified to conform to this presentation.
[2] Insurance in force represents dollar face amounts of policies.
[3] Claims exclude BOLI (bank-owned life insurance) claims included in BOLI ROA and surrenders. This metric replaces the Mortality Ratio. Management views the Claims, excluding BOLI metric as more meaningful information.
[4] BOLI account value and UL account value represent our liability to our policyholders.
[5] Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.
[6] The BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.
[7] UL interest spread is the difference between the investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the UL policies. The credited interest rate is the approximate rate credited on UL policyholder fixed account values. Interest credited to UL policyholders’ account values is subject to contractual terms, including minimum guarantees. The 2009 fourth quarter, 2010 first quarter and 2010 year-to-date credited rate to policyholders have been adjusted to exclude a reserve adjustment related to a persistency bonus. Without this adjustment the 2009 fourth quarter, 2010 first quarter, and 2010 year-to-date UL interest spread would be 4.83%, 5.40%, and 2.50%, respectively.
[8] Total sales, excluding BOLI represent annualized first year premiums and 10% of single premium new deposits.
[9] BOLI sales represent 10% of new BOLI total deposits.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Other
(In millions)

	For the Three Months Ended					For the Twelve Months Ended

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Net investment income	$7.8	$7.6	$4.0	$4.4	$2.0	$23.8	$20.2
Policy fees, contract charges and other	4.9	3.8	4.0	3.5	3.1	16.2	11.0

Total operating revenues	12.7	11.4	8.0	7.9	5.1	40.0	31.2

Benefits and expenses:
Interest credited	(0.6)	(1.1)	(0.9)	(0.5)	(0.9)	(3.1)	(3.3)
Other underwriting and operating expenses	7.3	5.0	6.0	4.3	3.7	22.6	14.2
Interest expense	8.0	8.0	7.9	8.0	8.0	31.9	31.8

Total benefits and expenses	14.7	11.9	13.0	11.8	10.8	51.4	42.7

Segment pre-tax adjusted operating loss	$(2.0)	$(0.5)	$(5.0)	$(3.9)	$(5.7)	$(11.4)	$(11.5)

Symetra Financial Corporation
4Q 2010 Financial Supplement
Deferred Policy Acquisition Cost (DAC) Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Summary — Total Company
Unamortized balance, beginning of period	$369.7	$360.8	$339.8	$325.7	$315.4	$325.7	$219.5
Deferral of acquisition costs:
Commissions	21.4	18.1	30.6	21.5	16.1	91.6	116.9
Other acquisition expenses	12.8	9.4	8.6	9.0	9.0	39.8	31.4

Total deferral of acquisition costs	34.2	27.5	39.2	30.5	25.1	131.4	148.3
Adjustments related to inv (gains) losses	(0.7)	(0.6)	(1.2)	(1.0)	0.2	(3.5)	9.3
Amortization	(15.8)	(17.6)	(17.0)	(17.1)	(13.0)	(67.5)	(48.3)
Unlocking	—	(0.4)	—	1.7	(2.0)	1.3	(3.1)

Total amortization	(15.8)	(18.0)	(17.0)	(15.4)	(15.0)	(66.2)	(51.4)

Unamortized balance, end of period	387.4	369.7	360.8	339.8	325.7	387.4	325.7
Accum effect of net unrealized gains	(137.4)	(208.8)	(161.8)	(112.3)	(75.3)	(137.4)	(75.3)

DAC balance, end of period	$250.0	$160.9	$199.0	$227.5	$250.4	$250.0	$250.4

Group Division
Unamortized balance, beginning of period	$3.8	$3.5	$3.4	$3.2	$3.5	$3.2	$3.3
Deferral of acquisition costs:
Other acquisition expenses	1.9	2.4	2.1	2.1	1.8	8.5	7.8

Total deferral of acquisition costs	1.9	2.4	2.1	2.1	1.8	8.5	7.8
Amortization	(2.1)	(2.1)	(2.0)	(1.9)	(2.1)	(8.1)	(7.9)

Unamortized balance, end of period	3.6	3.8	3.5	3.4	3.2	3.6	3.2

DAC balance, end of period	$3.6	$3.8	$3.5	$3.4	$3.2	$3.6	$3.2

Retirement Division — Deferred Annuities
Unamortized balance, beginning of period	$274.6	$271.6	$255.7	$249.1	$240.5	$249.1	$158.7
Deferral of acquisition costs:
Commissions	16.9	12.8	25.9	16.0	11.7	71.6	99.2
Other acquisition expenses	4.8	4.1	4.8	4.7	6.3	18.4	18.6

Total deferral of acquisition costs	21.7	16.9	30.7	20.7	18.0	90.0	117.8
Adjustments related to inv (gains) losses	(0.8)	(0.6)	(1.2)	(0.9)	0.2	(3.5)	9.0
Amortization	(12.3)	(13.3)	(13.6)	(13.2)	(9.6)	(52.4)	(35.3)
Unlocking	—	—	—	—	—	—	(1.1)

Total amortization	(12.3)	(13.3)	(13.6)	(13.2)	(9.6)	(52.4)	(36.4)

Unamortized balance, end of period	283.2	274.6	271.6	255.7	249.1	283.2	249.1
Accum effect of net unrealized gains	(132.4)	(201.7)	(157.9)	(110.0)	(74.3)	(132.4)	(74.3)

DAC balance, end of period	$150.8	$72.9	$113.7	$145.7	$174.8	$150.8	$174.8

Retirement Division — Income Annuities
Unamortized balance, beginning of period	$28.9	$27.0	$24.7	$22.4	$19.7	$22.4	$14.5
Deferral of acquisition costs:
Commissions	2.5	2.1	2.3	2.4	2.9	9.3	8.8
Other acquisition expenses	0.3	0.4	0.4	0.4	0.2	1.5	0.7

Total deferral of acquisition costs	2.8	2.5	2.7	2.8	3.1	10.8	9.5
Amortization	(0.5)	(0.6)	(0.4)	(0.5)	(0.4)	(2.0)	(1.6)

Unamortized balance, end of period	31.2	28.9	27.0	24.7	22.4	31.2	22.4

DAC balance, end of period	$31.2	$28.9	$27.0	$24.7	$22.4	$31.2	$22.4

Life Division
Unamortized balance, beginning of period	$62.4	$58.7	$56.0	$51.0	$51.7	$51.0	$43.0
Deferral of acquisition costs:
Commissions	2.0	3.2	2.4	3.1	1.5	10.7	8.9
Other acquisition expenses	5.8	2.5	1.3	1.8	0.7	11.4	4.3

Total deferral of acquisition costs	7.8	5.7	3.7	4.9	2.2	22.1	13.2
Adjustments related to inv (gains) losses	0.1	—	—	(0.1)	—	—	0.3
Amortization	(0.9)	(1.6)	(1.0)	(1.5)	(0.9)	(5.0)	(3.5)
Unlocking	—	(0.4)	—	1.7	(2.0)	1.3	(2.0)

Total amortization	(0.9)	(2.0)	(1.0)	0.2	(2.9)	(3.7)	(5.5)

Unamortized balance, end of period	69.4	62.4	58.7	56.0	51.0	69.4	51.0
Accum effect of net unrealized gains	(5.0)	(7.1)	(3.9)	(2.3)	(1.0)	(5.0)	(1.0)

DAC balance, end of period	$64.4	$55.3	$54.8	$53.7	$50.0	$64.4	$50.0

Symetra Financial Corporation
4Q 2010 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Retirement Division:
Deferred Annuities:
Fixed Account Values
Account value, beginning of period	$8,805.6	$8,574.0	$8,005.4	$7,655.7	$7,464.1	$7,655.7	$5,724.9
Deposits	560.3	321.1	667.6	422.8	307.8	1,971.8	2,355.5
Interest credited	88.8	84.9	80.4	77.2	78.3	331.3	288.3
Withdrawals and transfers	(207.5)	(177.3)	(174.6)	(168.9)	(191.3)	(728.3)	(665.0)
Other	(3.5)	2.9	(4.8)	18.6	(3.2)	13.2	(48.0)

Account value, end of period	$9,243.7	$8,805.6	$8,574.0	$8,005.4	$7,655.7	$9,243.7	$7,655.7

Income Annuities:
Reserves
Reserves, beginning of period	$6,676.8	$6,716.8	$6,726.7	$6,726.3	$6,722.7	$6,726.3	$6,761.2
Deposits	67.1	56.7	67.6	62.8	80.5	254.2	242.2
Interest credited	96.2	96.3	96.8	97.0	96.8	386.3	387.7
Benefit payments	(161.9)	(186.1)	(167.9)	(147.2)	(170.3)	(663.1)	(659.9)
Other	(1.4)	(6.9)	(6.4)	(12.2)	(3.4)	(26.9)	(4.9)

Reserves, end of period	$6,676.8	$6,676.8	$6,716.8	$6,726.7	$6,726.3	$6,676.8	$6,726.3

Life Division:
BOLI Account Values
Account value, beginning of period	$3,969.7	$3,886.0	$3,853.2	$3,789.1	$3,754.9	$3,789.1	$3,700.4
Deposits	358.2	74.5	—	27.6	—	460.3	25.0
Interest credited	54.6	55.7	52.0	52.0	50.7	214.3	208.1
Surrenders	—	(32.2)	(0.3)	—	—	(32.5)	(83.9)
Administrative charges and other	(17.1)	(14.3)	(18.9)	(15.5)	(16.5)	(65.8)	(60.5)

Account value, end of period	$4,365.4	$3,969.7	$3,886.0	$3,853.2	$3,789.1	$4,365.4	$3,789.1

UL Account Values
Account value, beginning of period	$596.9	$588.9	$585.3	$583.8	$584.8	$583.8	$580.3
Deposits	25.0	22.2	19.1	22.5	18.9	88.8	69.0
Interest credited	6.3	6.4	6.1	0.4	1.1	19.2	20.6
Surrenders	(6.6)	(5.9)	(7.3)	(7.3)	(7.0)	(27.1)	(30.2)
Administrative charges and other	(14.6)	(14.7)	(14.3)	(14.1)	(14.0)	(57.7)	(55.9)

Account value, end of period	$607.0	$596.9	$588.9	$585.3	$583.8	$607.0	$583.8

Symetra Financial Corporation
4Q 2010 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions)

	As of Dec. 31, 2010
	Policyholder Liability	% of Total	Unrealized gains[7]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,670.4		$178.9
Deferred annuities with 5 year payout provision or MVA[2]	377.1		18.1
Traditional insurance (net of reinsurance)[3]	185.6		9.0
Group health & life (net of reinsurance)[3]	95.9		2.6

Total illiquid liabilities	7,329.0	34.5%	208.6

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI)[4]	4,444.0		145.1
Deferred annuities with surrender charges of 5% or higher	6,176.8		296.2
Universal life with surrender charges of 5% or higher	181.7		6.6

Total somewhat liquid liabilities	10,802.5	50.9%	447.9

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	462.6		22.2
Less than 3%	231.2		11.0
No surrender charges[5]	1,946.9		93.4
Universal life with surrender charges less than 5%	439.9		15.7
BOLI[6]	2.0		0.1
Traditional insurance (net of reinsurance)[6]	2.2		0.1
Group health & life (net of reinsurance)[6]	17.7		0.5

Total fully liquid liabilities	3,102.5	14.6%	143.0

Assets supporting surplus portfolio			50.0

Total	$21,234.0	100.0%	$849.5

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above	$849.5
Tax on unrealized gains and losses on available for sale securities	(297.3)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax	(117.9)
Other	(1.8)

AOCI	$432.5

[1]	These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.

[2]	In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

[3]	The surrender value on these contracts is generally zero. Represents incurred but not reported claim liabilities.

[4] The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees.

[5] Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.

[6]	Represents reported claim liabilities.

[7]	Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Investments Summary
(In millions)

	As of
	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,
	2010	%	2010	%	2010	%	2010	%	2009	%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$21,281.8	90.6%	$21,450.1	91.7%	$20,612.2	92.2%	$19,390.6	92.0%	$18,594.3	92.1%
Marketable equity securities, at fair value	45.1	0.2%	45.4	0.2%	43.9	0.2%	37.6	0.2%	36.7	0.2%
Trading securities:
Marketable equity securities, at fair value	189.3	0.8%	158.8	0.7%	141.0	0.6%	151.0	0.7%	154.1	0.8%
Mortgage loans, net	1,713.0	7.3%	1,493.4	6.4%	1,338.1	6.0%	1,225.9	5.8%	1,199.6	5.9%
Policy loans	71.5	0.3%	71.7	0.3%	72.3	0.3%	73.4	0.4%	73.9	0.4%
Short-term investments	2.5	0.0%	2.7	0.0%	2.7	0.0%	54.0	0.3%	2.1	0.0%
Investment in limited partnerships	186.9	0.8%	169.1	0.7%	136.9	0.6%	130.6	0.6%	110.2	0.6%
Other invested assets	10.1	0.0%	9.3	0.0%	9.3	0.1%	9.1	0.0%	10.1	0.0%

Total investments	23,500.2	100.0%	23,400.5	100.0%	22,356.4	100.0%	21,072.2	100.0%	20,181.0	100.0%

Cash and cash equivalents	274.6		197.2		322.7		389.3		257.8

Total investments, cash and cash equivalents	$23,774.8		$23,597.7		$22,679.1		$21,461.5		$20,438.8

Fixed Maturities Securities by Credit Quality[1]:
1: AAA, AA, A	$13,042.4	61.3%	$12,798.7	59.7%	$12,116.4	58.8%	$11,350.3	58.5%	$11,031.3	59.3%
2: BBB	6,981.9	32.8%	7,681.7	35.8%	7,465.0	36.2%	6,960.2	35.9%	6,530.9	35.1%

Total investment grade	20,024.3	94.1%	20,480.4	95.5%	19,581.4	95.0%	18,310.5	94.4%	17,562.2	94.4%

3: BB	679.0	3.2%	570.4	2.7%	642.0	3.1%	688.4	3.6%	641.3	3.5%
4: B	393.8	1.8%	268.1	1.2%	264.6	1.3%	250.2	1.3%	219.2	1.2%
5: CCC & lower	164.8	0.8%	111.0	0.5%	105.4	0.5%	122.7	0.6%	113.5	0.6%
6: In or near default	19.9	0.1%	20.2	0.1%	18.8	0.1%	18.8	0.1%	58.1	0.3%

Total below investment grade	1,257.5	5.9%	969.7	4.5%	1,030.8	5.0%	1,080.1	5.6%	1,032.1	5.6%

Total fixed maturities	$21,281.8	100.0%	$21,450.1	100.0%	$20,612.2	100.0%	$19,390.6	100.0%	$18,594.3	100.0%

Fixed Maturities by Issuer Type:
U.S. government and agencies	$33.1	0.2%	$96.0	0.5%	$123.0	0.6%	$44.1	0.2%	$43.9	0.2%
State and political subdivisions	452.8	2.1%	473.3	2.2%	471.8	2.3%	489.9	2.5%	483.0	2.6%
Foreign governments	23.6	0.1%	24.9	0.1%	25.0	0.1%	26.2	0.1%	27.4	0.2%
Corporate securities	14,541.4	68.3%	14,779.3	68.9%	14,025.0	68.1%	13,049.3	67.3%	12,400.0	66.7%
Residential mortgage-backed securities	3,801.6	17.9%	3,840.0	17.9%	3,806.2	18.4%	3,649.3	18.8%	3,536.4	19.0%
Commercial mortgage-baced securities	1,887.3	8.9%	1,911.0	8.9%	1,829.5	8.9%	1,774.8	9.2%	1,789.4	9.6%
Other debt obligations	542.0	2.5%	325.6	1.5%	331.7	1.6%	357.0	1.9%	314.2	1.7%

Total fixed maturities	$21,281.8	100.0%	$21,450.1	100.0%	$20,612.2	100.0%	$19,390.6	100.0%	$18,594.3	100.0%

Effective Duration	5.5		5.4		5.4		5.3		5.4

Average Investment Yield	5.49%		5.51%		5.50%		5.48%		5.62%

	For the Three Months Ended
	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,
	2010	%	2010	%	2010	%	2010	%	2009	%
Average Daily Cash and Cash Equivalent Balances:
Group Division	$8.8	2.8%	$10.5	4.7%	$9.5	3.2%	$5.6	1.5%	$4.7	2.1%
Retirement Division:
Deferred Annuities	150.6	47.5%	54.4	24.3%	174.4	57.9%	177.6	48.2%	163.2	75.2%
Income Annuities	11.4	3.6%	21.6	9.6%	8.2	2.7%	19.0	5.2%	29.0	13.4%
Life Division	124.9	39.4%	112.9	50.3%	42.6	14.1%	31.2	8.5%	(51.5)	-23.7%
Other	21.1	6.7%	24.8	11.1%	66.5	22.1%	134.9	36.6%	71.7	33.0%

Total	$316.8	100.0%	$224.2	100.0%	$301.2	100.0%	$368.3	100.0%	$217.1	100.0%

	For the Three Months Ended										For the Twelve Months Ended
	Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,		Dec. 31,	Dec. 31,
	2010		2010		2010		2010		2009		2010	2009
MBS Prepayment Speed Adjustment:[2]
Group Division	$-		$-		$0.1		$-		$-		$0.1	$-
Retirement Division:
Deferred Annuities	0.2		0.1		(0.2)		0.3		(0.2)		0.4	0.1
Income Annuities	3.2		0.1		(0.1)		(0.2)		(0.1)		3.0	2.4
Life Division	1.1		-		0.2		(0.1)		0.1		1.2	1.5
Other	0.1		0.1		(0.1)		-		-		0.1	0.1
Total	$4.6		$0.3		$(0.1)		$-		$(0.2)		$4.8	$4.1

1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.
2 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Sales by Segment and Product
(In millions)

		For the Three Months Ended				For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2009
Group Division
Medical stop-loss	$11.7	$15.1	$13.9	$38.4	$10.2	$79.1	$77.7
Limited benefit medical	2.9	2.8	5.4	2.2	2.0	13.3	10.5
Group life & disability	0.5	0.5	1.3	0.8	1.2	3.1	3.1

Total	$15.1	$18.4	$20.6	$41.4	$13.4	$95.5	$91.3

Retirement Division — Deferred Annuities
Fixed annuities	$514.0	$276.5	$616.8	$369.5	$249.9	$1,776.8	$2,152.0
Variable annuities	4.4	5.4	4.0	4.7	6.7	18.5	20.2
Retirement plans[1]	4.5	4.5	3.1	3.3	5.3	15.4	56.2

Total	$522.9	$286.4	$623.9	$377.5	$261.9	$1,810.7	$2,228.4

Retirement Division — Income Annuities
SPIA	$31.9	$31.4	$47.2	$43.1	$62.1	$153.6	$189.5
Structured settlements	36.0	26.6	20.6	23.2	21.7	106.4	62.3

Total	$67.9	$58.0	$67.8	$66.3	$83.8	$260.0	$251.8

Life Division
Term life insurance	$0.4	$1.1	$1.1	$1.5	$1.5	$4.1	$5.1
Permanent life insurance	2.0	1.5	1.3	1.3	1.2	6.1	5.4
BOLI	35.9	7.5	—	2.7	—	46.1	2.5

Total	$38.3	$10.1	$2.4	$5.5	$2.7	$56.3	$13.0

1 Includes Symetra’s sales of third party mutual funds which were discontinued in 2009. Symetra recognizes fee-based income and does not include sales of this product in account value figures.

Symetra Financial Corporation
4Q 2010 Financial Supplement
Book Value, Adjusted Book Value and Statutory Book Value per Share
(In millions, except per share amounts)

			As of
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
Book value per common share [1]	$17.35	$19.77	$17.08	$14.39	$12.83

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$16.48	$16.01	$15.58	$15.35	$15.99
Adjusted book value per common share, as converted [3]	$15.79	$15.38	$15.02	$14.81	$15.23
Statutory book value per common share [4]	$16.39	$15.97	$15.58	$15.26	$16.56

Numerator:
Total stockholders’ equity	$2,380.6	$2,711.3	$2,342.8	$1,971.7	$1,433.3
AOCI [5]	432.5	819.4	501.1	159.5	(49.7)

Adjusted book value	$1,948.1	$1,891.9	$1,841.7	$1,812.2	$1,483.0

Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$2,166.2	$2,110.0	$2,059.8	$2,030.3	$1,701.1

Total stockholders’ equity	$2,380.6	$2,711.3	$2,342.8	$1,971.7	$1,433.3
Stockholders’ equity of non-insurance entities	(238.6)	(227.0)	(214.0)	(224.2)	(154.1)
Statutory adjustments	(389.7)	(597.2)	(287.9)	54.9	136.2
Asset valuation reserve (AVR)	185.1	159.8	133.8	135.6	120.5

Statutory book value	$1,937.4	$1,887.1	$1,840.9	$1,802.4	$1,535.9

Denominator: [6]
Basic common shares outstanding	118.216	118.171	118.175	118.086	92.729
Diluted common shares outstanding	137.192	137.147	137.151	137.062	111.705

1 Book value per common share is calculated based on stockholders’ equity divided by diluted common shares outstanding.
2 Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by basic common shares outstanding.
3 Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by diluted common shares outstanding.
4 Statutory book value per common share is calculated based on statutory book value divided by basic common shares outstanding.
5 Accumulated other comprehensive income (loss) (net of taxes).

	As of
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
[6] Share reconciliation:
Basic common shares outstanding, beginning of period	118.171	118.175	118.086	92.729	92.729
Primary shares issued in IPO	-	-	-	25.260	-
Employee stock purchase plan shares issued	0.033	-	-	-	-
Restricted shares issued	0.030	0.010	0.137	0.097	-
Restricted shares forfeited	(0.018)	(0.014)	-	-	-
Shares repurchased/retired	-	-	(0.048)	-	-

Basic common shares outstanding, end of period	118.216	118.171	118.175	118.086	92.729
Outstanding warrants	18.976	18.976	18.976	18.976	18.976

Diluted common shares outstanding, end of period	137.192	137.147	137.151	137.062	111.705

Symetra Financial Corporation
4Q 2010 Financial Supplement
ROE and Operating ROAE
(In millions)

	Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2010	2010	2010	2010	2009
ROE:
Net income for the twelve months ended[1]	$200.9	$170.8	$158.3	$169.5	$128.3

Average stockholders’ equity [2]	$2,167.9	$1,987.9	$1,598.4	$1,169.5	$832.4

ROE	9.3%	8.6%	9.9%	14.5%	15.4%

Operating ROAE:
Adjusted operating income for the twelve months ended[1]	$175.2	$159.9	$153.8	$157.6	$147.9
Average adjusted book value[3]	$1,795.4	$1,695.9	$1,598.8	$1,502.4	$1,407.7

Operating ROAE	9.8%	9.4%	9.6%	10.5%	10.5%

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
2 Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.
3 Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.
Calculation of average stockholders’ equity:
The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2010	2009	2008
Stockholders’ Equity
	Dec. 31	$2,380.6	$1,433.3	$286.2
	Sep. 30	2,711.3	1,480.5	560.9
	Jun. 30	2,342.8	763.7	998.8
	Mar. 31	1,971.7	198.5	1,178.1
AOCI
	Dec. 31	$432.5	$(49.7)	$(1,052.6)
	Sep. 30	819.4	29.8	(782.8)
	Jun. 30	501.1	(642.9)	(349.7)
	Mar. 31	159.5	(1,161.1)	(141.9)
Reconciliation of adjusted operating income:
The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended June 30, 2010, March 31, 2010, and December 31, 2009.

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,
	2009	2009	2009
Net income	$44.1	$47.0	$5.1
Less: Net realized investment gains (losses) (net of taxes)	7.3	1.8	(28.0)
Add: Net investment gains (losses) on FIA options (net of taxes)	0.9	0.1	(0.9)

Adjusted operating income	$37.7	$45.3	$32.2